UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

January 17, 2006

Date of Report (Date of earliest event reported)

AAMES INVESTMENT CORPORATION

(Exact name of Registrant as specified in its charter)

Maryland

(State or other jurisdiction of incorporation)

1-32340	34-1981408
(Commission File Number)	(IRS employer identification no.)

350 South Grand Ave, 43rd Floor

Los Angeles, CA 90071

(Address of principal executive offices)(Zip Code)

(323) 210-5000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On January 17, 2006, Aames Investment Corporation entered into the Third Amendment to Master Repurchase Agreement Governing Purchases and Sales of Mortgage Loans with Lehman Brothers Bank, FSB to extend the agreement to January 17, 2007 and modify certain other terms and conditions set forth in the original agreement.

On January 18, 2006, Aames Investment Corporation entered into Amendment Number Five to the Warehouse Loan and Security Agreement among Aames Investment Corporation, certain of its subsidiaries and Greenwich Capital Financial Products, Inc. to increase the limit of second lien mortgage loans that are pledged under the agreement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AAMES INVESTMENT CORPORATION

By:	/s/ John F. Madden, Jr.
John F. Madden, Jr. Executive Vice President, General Counsel and Secretary

Dated: January 18, 2006